EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. 1350
(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Michael L. Perica, Executive Vice President and Chief Financial Officer of Rimini Street, Inc. (the “Company”), certify, that, to the best of my knowledge:

1.    The Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2025 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 31, 2025	By:	/s/ Michael L. Perica
Michael L. Perica
Title: Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.